Exhibit 10(h)

                          THIRD AMENDMENT TO LOAN AGREEMENT


               THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of the 31st day of March, 1995 (the "Third Amendment"), is by and between

               PCA INTERNATIONAL, INC. ("PCA International"), a North Carolina corporation with its offices in Matthews, North Carolina, PHOTO CORPORATION OF AMERICA ("Photo Corporation"), a North Carolina corporation with its offices in Matthews, North Carolina, PCA NATIONAL, INC. ("PCA National"), a North Carolina corporation with its offices in Matthews, North Carolina, PCA PHOTO CORPORATION OF CANADA, INC. (formerly known as PCA Canada, Inc.; hereinafter "PCA Canada"), a North Carolina corporation with its offices in Matthews, North Carolina and PCA MEXICO, S.A. de C.V. ("PCA Mexico"), a Mexican limited liability company (collectively referred to as "Borrowers" and individually as a "Borrower"); and

               NATIONSBANK, N.A. (CAROLINAS) (formerly NationsBank of North Carolina, N.A.), a national banking association with its principal offices in Charlotte, North Carolina (the "Lender").

                                       Recitals


               A. Borrowers and Lender have entered into a Loan Agreement dated as of the 8th day of September, 1992, as amended by the First Amendment to Loan Agreement dated September 14, 1993 and by the Second Amendment to Loan Agreement dated June 1, 1994 (as further amended, modified, restated or supplemented from time to time, the "Loan Agreement").

               B. Borrowers and Lender have mutually agreed to amend the Loan Agreement, as more particularly set forth in this Third Amendment.

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

               1. Effect of Third Amendment. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect.

                2. Capitalized Terms. All capitalized undefined terms used in this Third Amendment shall have the meanings assigned thereto in the Loan Agreement.

                3. Modification of Loan Agreement. The Loan Agreement is hereby modified as follows:


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               (a)  Paragraph B of the Recitals is hereby amended and
          restated as follows:

                    B. The Borrowers will use the proceeds of the Loans (as defined below) (i) to provide working capital, (ii) to support Letters of Credit (as defined below), (iii) for share repurchases as permitted pursuant to Section 7.18 hereof and (iv) for such other uses as the Borrowers shall determine, other than uses restricted hereunder, all as more fully set forth herein.

               (b) Section 1.1 of the Loan Agreement is hereby amended as follows:

                    (i) The definition of Interest Period is hereby amended
               and restated as follows:

                    "Interest Period" shall mean, in the case of any LIBOR Loan, (a) initially, the period commencing on the date such LIBOR Loan is made or on the date of conversion of a Loan to a LIBOR Loan and ending 30, 60, 90 or 180 days thereafter as selected by the Borrowers in their Interest Rate Election Notice given to the Lender, and
                    (b) thereafter, if such LIBOR Loan is continued, a period commencing on the last day of the immediately preceding Interest Period for such LIBOR Loan and ending 30, 60, 90 or 180 days thereafter, as selected by the Borrowers in their Interest Rate Election Notice given to the Lender; provided, however, all of the foregoing provisions relating to Interest Periods with respect to LIBOR Loans are subject to the following:

                         (i)  If the Borrowers shall fail to give
                              irrevocable written notice of the length of any Interest Period, then the Borrowers shall be deemed to have selected the Adjusted Floating Adjusted Certificate of Deposit Rate.

                         (ii) If any Interest Period otherwise would
                              end on a day which is not a Business
                              Day, such Interest Period shall be
                              extended to the next succeeding Business
                              Day.

                         (iii)The Borrower may not select any Interest
                              Period which ends after the Revolving Loan
                              Termination Date.

                    (ii) The definition of "Revolving Loan Termination
               Date" is hereby amended and restated as follows:

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                    "Revolving Loan Termination Date" shall mean the
                    earliest of (i) prepayment by the Borrowers in whole of all Obligations, including without limitation all principal and interest on the Note, together with a notice from the Borrowers terminating this Agreement;
                    (ii) May 31, 1998; (iii) the date of termination by the Lender after the occurrence of an Event of Default;
                    (iv) such date of termination as is mutually agreed upon by the Lender and the Borrowers; and (v) the date after which all Obligations have been paid in full and the Lender is no longer obligated to make advances or Loans hereunder; provided, however, that the Revolving Loan Termination Date may be extended annually hereafter by mutual agreement of the Borrowers and the Lender.

                    (iii) The following definitions shall be inserted in the appropriate alphabetical order:

                    "Base Rate" shall mean, at any time, the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

                    "Base Rate Loan" shall mean, at any time, any outstanding Loan that bears interest at the Base Rate.

                    "Federal Funds Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published at 11:00 a.m. (Charlotte time) for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal funds brokers of recognized standing selected by it.

                    "Prime Rate" shall mean the rate of interest announced by the Lender in Charlotte, North Carolina from time to time as its prime rate with each change in the prime rate to be effective as of the opening of business on the effective date of the change in the prime rate.
                    The prime rate is established by the Lender as an index or base rate and may or may not at any time be the best or lowest rate charged by the Lender on any loan.



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               (c)  Section 2.5(b) is hereby amended and restated as
          follows:

                    (b) All interest accrued (i) on CD Rate Loans and Base Rate Loans, shall be due and payable on the last Business Day of each calendar month, (ii) on LIBOR Loans with Interest Periods of 30, 60 or 90 days, shall be due and payable on the last day of the applicable Interest Period and (iii) on LIBOR Loans with Interest Periods of 180 days, shall be due and payable at intervals of 90 days after the first day of the applicable Interest Period and on the last day of such Interest Period.

               (d) Section 2.5A (a) is hereby amended and restated as follows:

                    2.5A Interest Rate Options. (a) Subject to the conditions established herein, the Borrower shall have the option, by delivering to the Lender an Interest Rate Election Notice, to cause the Loans to bear interest at one of the following rates: (i) the Base Rate, (ii) the Adjusted LIBOR Rate or (iii) the Adjusted Floating Adjusted Certificate of Deposit Rate.

               (e)  Section 2.5B is hereby amended and restated as follows:

                    2.5B Conversion to and Renewal of LIBOR Loans. On the terms and subject to the conditions of this Agreement, the Borrowers may elect (a) at any time, to convert a Loan which is a CD Rate Loan or a Base Rate Loan into a LIBOR Loan, CD Rate Loan or Base Rate Loan or (b) at the end of any Interest Period with respect to a LIBOR Loan, to convert such LIBOR Loan into a CD Rate Loan or a Base Rate Loan or to renew such a LIBOR Loan for an additional Interest Period. Each such election shall be made by delivering to the Lender an Interest Rate Election Notice at least three (3) Business Days prior to the effective date of any conversion or renewal of a LIBOR Loan and at least one (1) Business Day prior to the effective date of any conversion of a CD Rate Loan or Base Rate Loan, specifying (x) in the case of a conversion to or a continuation of LIBOR Loan, the Interest Period; (y) the date of conversion (which date shall be a Business Day, and in the case of a conversion from a LIBOR Loan to another type Loan, the last day of the Interest Period for such LIBOR Loan); and (z) the amount and type of conversion or continuation. Upon timely receipt of an Interest Rate Election Notice, the Lender shall promptly notify the Borrowers of the applicable Elected Rate for Interest Periods selected in such Interest Rate Election Notice as promptly as practicable; provided, however, that the failure by the Lender to provide any such notice shall not, in any way, affect or diminish the Borrowers'

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                    obligations to the Lender.  If, within the time period
                    required under this Section 2.5B, the Lender shall not have received an Interest Rate Election Notice from the Borrower of an election to continue a LIBOR Loan for an additional Interest Period, then, upon the expiration of the Interest Period therefor, such LIBOR Loan shall be converted automatically to a CD Rate Loan.

               (f) Section 2.5C (b) is hereby amended and restated as follows:

                    (b) No conversion of a CD Rate Loan or Base Rate Loan to a LIBOR Loan or continuation of a LIBOR Loan upon the expiration of the Interest Period therefor shall be permitted during the continuation of an Event of Default.

               (g) The last phrase of Section 2.5D is hereby amended and restated as follows:

                    then the Lender shall give the Borrowers prompt notice thereof, and so long as such condition remains in effect, the Lender shall not be under any obligation to make further LIBOR Loans or to convert CD Rate Loans or Base Rate Loans into LIBOR Loans.

               (h) Section 2.6 of the Loan Agreement is hereby amended and restated as follows:

                    2.6 Use of Proceeds. The proceeds of the Loans shall be used by the Borrower solely (i) to provide working capital; (ii) to support Letters of Credit;
               (iii) for share repurchases as permitted pursuant to
               Section 7.18 hereof; and (iv) for such other uses as the Borrowers may determine, other than uses restricted hereunder.

               (i) Section 2.8(a) of the Loan Agreement is hereby amended to delete the date "April 15, 1995" therein and to substitute in lieu thereof the date "April 15, 1998".

               (j) Section 7.10 of the Loan Agreement is hereby amended and restated as follows:

                    7.10 Tangible Net Worth.  Permit Tangible Net
               Worth to be less than $27,500,000 at any time from and after March 31, 1995, such amount to be (a) increased by (i) at the end of each fiscal year after March 31, 1995, fifty percent (50%) of Consolidated Net Income for such fiscal year and (ii) as of the date of any such issuance, the positive amount of all increases in capital stock and additional paid-in capital from issuances of equity securities or other capital investments and (b) decreased

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               by, as of the date of any such repurchase, an amount
               equal to the total amount of cash paid for common stock repurchases as permitted pursuant to Section 7.18 hereof.

               (k) Section 7.11 of the Loan Agreement is hereby amended and restated as follows:

                    7.11 Debt to Equity Ratio.  Permit the ratio of
               Total Liabilities to Tangible Net Worth to be greater than 2.0 to 1.0 in the first, second and third quarters of fiscal year 1995 (ending January 31, 1996); and 1.5 to 1.0 for the fiscal year ending 1995 and each quarter thereafter.

               (l) A new Section 7.18 is hereby added to Article VII of the Loan Agreement:

                    7.18 Permitted Common Stock Repurchases.  From and
               after January 1, 1995, purchase, repurchase, redeem, retire, own, invest in or otherwise acquire, directly or indirectly, any shares (including without limitation the purchase, redemption, retirement or other acquisition of any right or option to acquire any such shares) of its common stock; provided that, so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, PCA International, Inc. may repurchase shares of its common stock having an aggregate fair market value at the time of such purchase not in excess of $10,000,000.

               4. Conditions Precedent. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Lender of the following items:

                    (a) Certificate of the Borrowers. A certificate dated as of the date hereof from the President of each of the Borrowers, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrowers contained in the Loan Agreement and the other Loan Documents, are true, correct and complete in all material respects; that the Borrowers are not in violation of any of the covenants contained in the Loan Agreement and the other Loan Documents; that, after giving effect to the trans-actions contemplated by this Third Amendment, no Event of Default has occurred and is continuing; and that the Borrowers have satisfied each of the conditions set forth in this Section 4.

               5. Conditions Subsequent. The Borrowers hereby covenant and agree to deliver to the Lender, within sixty (60) days after the date of this Third Amendment, the following items:



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                    (a)  Certificate of the Secretary of the Borrowers.  A
               certificate dated as of the date hereof of the secretary or assistant secretary of each of the Borrowers certifying that attached thereto is a true and complete copy of the articles of incorporation of such Borrower and all amendments thereto, certified as of a recent date by the appropriate governmental authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Third Amendment; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing this Third Amendment.

                    (b) Certificates of Good Standing. Long-form certificates as of a recent date of the good standing of each of the Borrowers under the laws of its jurisdiction of organization.

                    (c) Opinion of Counsel. A favorable opinion of the law firm of Robinson, Bradshaw & Hinson, P.A., counsel to the Borrowers, dated as of the date hereof and addressed to the Lender, in form and substance satisfactory to the Lender.

               6. Cross-References. All references in the Loan Agree-ment, or in any agreement, document or instrument delivered pursuant thereto or in connection therewith (collectively, together with the Loan Agreement, the "Loan Documents"), to the Loan Agreement shall be deemed to refer to the Loan Agreement as modified by this Third Amendment. In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Loan Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

               7. Representations and Warranties/No Default. By their execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Event of Default has occurred and is continuing.

               8. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Lender in connection with the preparation, execution and delivery of this Third Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Lender.

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               9.   Governing Law.  This Third Amendment shall be governed
          by and construed in accordance with the laws of the State of North Carolina.

               10. Counterparts. This Third Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.





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               IN WITNESS WHEREOF, the parties hereto have caused this
          Third Amendment to be duly executed as of the date and year first above written.

                                        BORROWERS:


          [CORPORATE SEAL]              PCA INTERNATIONAL, INC.


                                        By:  (Signature of John Grosso)
                                        Name: John Grosso
                                        Title: President

          [CORPORATE SEAL]              PHOTO CORPORATION OF AMERICA


                                        By:  (Signature of John Grosso)
                                        Name: John Grosso
                                        Title: President


          [CORPORATE SEAL]             PCA NATIONAL, INC.


                                        By:  (Signature of John Grosso)
                                        Name: John Grosso
                                        Title: President


          [CORPORATE SEAL]            PCA PHOTO CORPORATION OF CANADA, INC.


                                        By:  (Signature of John Grosso)
                                        Name: John Grosso
                                        Title: President


          [CORPORATE SEAL]              PCA MEXICO S.A. de C.V.


                                        By: (Signature of John Grosso)
                                        Name: John Grosso
                                        Title: President



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                                        LENDER:


          [CORPORATE SEAL]              NATIONSBANK, N.A. (CAROLINAS)



                                        By:  (Signature of Mark D. Halmrest)
                                        Name: Mark D. Halmrest
                                        Title: Vice President




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